SECURITIES AND EXCHANGE COMMISSION
					              	WASHINGTON, D.C. 20549

							                     	FORM 8-K

	              				       CURRENT REPORT
          				  PURSUANT TO SECTION 12 OR 15(d) OF THE
               			  SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 16, 1998



						                       ARROW ELECTRONICS, INC.
            		    --------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)

	          New York                 1-4482                 11-1806155
    -------------------------------------------------------------------
    (State or Other Juris-      (Commission File        (IRS Employer
     diction of Incorporation)        Number)         Identification No.)


     25 Hub Drive, Melville, New York                         11747
    --------------------------------------------------------------------
    (Address of Principal Executive Offices)                Zip Code


Registrant's telephone number, including area code:  (516) 391-1300

Item 5. Other Events.

		On June 16, 1998, Arrow Electronics, Inc. announced that its earnings for the second quarter of 1998 are likely to be below analysts' expectations.


Item 7.  Financial statements, Pro Forma Financial Information
	          	and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibit 99 (i) Press Release dated June 16, 1998, issued by
	         	 Arrow Electronics, Inc. announcing that its earnings for the
         	 	second quarter of 1998 are likely to be below analysts'
          		expectations.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	                                       					   ARROW ELECTRONICS, INC.




Dated:  June 19, 1998                           By:   /s/Robert E. Klatell
					                                                 ----------------------
                                        					   Name:  Robert E. Klatell
                                        					   Title: Executive Vice President

EXHIBIT INDEX


Exhibit                                         Page #

  99       Press Release dated June 16, 1998, issued
			           by Arrow Electronics, Inc. announcing that
          			 its earnings for the second quarter of 1998 are likely to be below analysts' expectations.

	    Exhibit 99

ARROW ELECTRONICS, INC.
25 Hub Drive
Melville, New York 11747

CONTACT:        Robert E. Klatell
		Executive Vice President
			(516) 391-1300

      ARROW ELECTRONICS ANTICIPATES LOWER SECOND QUARTER EARNINGS
      -----------------------------------------------------------

FOR IMMEDIATE RELEASE
-----------------------
MELVILLE, NEW YORK, June 16, 1998 -- Arrow Electronics, Inc.
(NYSE:ARW) announced that second quarter earnings are likely to be below analysts' expectations.

Results for the first two months of the quarter reflect pervasive weakness in the broad electronics markets, coupled with the widening impact of the economic conditions in Asia. The competitive environment is characterized by continuing pressure on average selling prices and narrowing gross profit margins, as suppliers' output of components remains high, lead times shortened, and most products freely available around the world.

Based upon daily order and shipment activity rates, the company does not believe that its results in June will improve sufficiently to offset the quarter's results to date. Second quarter earnings are expected to be about 20 percent lower than those in the first quarter ($.43 per share on a diluted basis).

Arrow Electronics is the world's largest distributor of electronic components and computer products, with 1997 sales of $7.8 billion. Headquartered in Melville, New York, Arrow serves as a supply channel partner for more than 600 suppliers and 160,000 original equipment manufacturers and commercial customers through more than 200 sales facilities and 26 distribution centers in 32 countries. Detailed information about Arrow's operations can be found at www.arrow.com.

	                              			  *    *     *

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This press release contains forward-looking statements based on current expectations that could be affected by the risks and uncertainties involved in the company's business. These risks and uncertainties include, but are not limited to, the effect of economic and market conditions, opportunities for acquisitions and the company's ability to effectively integrate acquired companies, risks associated with foreign operations, such as currency fluctuations, possible increases in shipping rates or interruptions in shipping service, the addition or loss of suppliers, allocation of products by suppliers, changes in market demand and pricing pressure, the level and volatility of interest rates, the impact of current or pending legislation and regulation, fluctuation in quarterly results, as well as the risks described from time to time in the company's reports to the Securities and Exchange Commission, including the company's Annual
Report on Form 10-K.